                                                                    EXHIBIT 2.3

                          SIXTH AMENDMENT AND CONSENT

                           Dated as of June 28, 1999

         This SIXTH AMENDMENT among Del Monte Fresh Produce (UK) Ltd. ("Fresh U.K.") Wafer Limited ("Wafer"), Del Monte Fresh Produce International Inc. ("Fresh International"), Del Monte Fresh Produce N.A., Inc. ("Fresh N.A."), Fresh Del Monte Produce Inc. ("Fresh Produce"), Global Reefer Carriers, Ltd. ("Global; collectively with Fresh U.K., Wafer, Fresh International, Fresh N.A. and Fresh Produce, the "Borrowers'), the banks appearing on the signature pages hereto (the "Increasing Lenders") and Cooperatieve Centrale Raiffeisen-Bocrenleenbank B.A., "Rabobank Nederland", New York Branch, as agent (in such capacity, the "Agent") for the other banks, financial institutions and other institutional lenders a party to the Credit Agreement referred to below (the "Lenders").

         PRELIMINARY STATEMENTS. The Borrowers, the Agent and the Lenders have entered into a Revolving Credit Agreement dated as of May 19, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement being used herein as therein defined). Each of the Borrowers, the Agent, the Initial Issuing Bank, the Swing Line Bank and the Lenders wish to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, the Borrowers, the Agent (on behalf of the Lenders) and the Increasing Lenders hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$413,901,110.00" appearing in the definition of "Total Commitment" and substituting in lieu thereof the amount "$438,901,110.00"; it being understood that the Total Commitment, as amended, reflects the reduction on May 1, 1999 pursuant to Section 2.05(c) of the Credit Agreement.

         (b) Schedule I to the Credit Agreement is hereby replaced by Schedule I hereto.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Agent shall have received, in form and substance satisfactory to the Agent:

         (a) counterparts of this Amendment executed by each Borrower, the Agent and each Increasing Lender,

         (b) a consent duly executed by each Guarantor in the form of Exhibit A hereto; and

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers represent and warrant as follows:

         (a) The representations and warranties contained in Section 4.01 of the Credit Agreement, are true and correct on and as of the date hereof as though made on and as of the date hereof, other than such representations and warranties that, by their terms, refer to a date other than the date of this Amendment or a Borrowing; provided that such representation and warranty shall be deemed to be updated by such information relating to the matters described therein as and to the extent that Fresh Produce or the relevant Borrower shall have furnished such information in writing to the Administrative Agent.

         (b) The execution, delivery and performance by the Borrowers of this Amendment, and the Credit Agreement, as amended hereby, are within each Borrowers' powers, have been duty authorized by all necessary action and do not contravene (i) any Borrower's charter or by-laws, or equivalent governing documentation, as applicable, or (ii) any law or contractual restriction binding on or affecting any Borrower, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment or the Credit Agreement, as amended hereby.

         (d) This Amendment and the Credit Agreement, as amended hereby, constitute, legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms, subject, however, to the effect on such enforceability of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMNT. (a) Upon the effectiveness of Section I hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (c) The execution, delivery and effectiveness of this Amendment shall not except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 5. INCREASING LENDERS. (a) Each Increasing Lenders (i) confirms that it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as they shall deem appropriate at the time, continue to make their own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agents by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) attach any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement

         (b) Upon the effectiveness of this Amendment, the Increasing Lenders shall (a) if not already a Lender, be a party to the Credit Agreement and the rights and obligations of a Lender thereunder and (ii) have a Commitment in the amount set forth opposite such Increasing Lender's name on Schedule I to the Credit Agreement under the Caption "Commitment", as such Schedule has been amended by the terms of this Amendment.

         SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. in addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 9. FINAL AGREEMENT. This Amendment represents the final agreement between the Borrowers, the Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.



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
        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                   BORROWERS:

                                   DEL MONTE FRESH PRODUCE (UK) LTD.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   WAFER LIMITED

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE FRESH PRODUCE
                                   INTERNATIONAL INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE FRESH PRODUCE N.A., INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   FRESH DEL MONTE PRODUCE INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   GLOBAL REEFER CARRIERS LTD.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------

                                   AGENT:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as Agent
                                   and as a Lender

                                   By: /s/ J. Weston Bass
                                      --------------------------------------
                                   Title:  Managing Director
                                          ----------------------------------


                                   By: /s/ Chris G. Kortlandt
                                      --------------------------------------
                                   Title:  Vice President
                                          ----------------------------------


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   U.S. BANCORP AG CREDIT, INC

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------

                                   AGENT:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as Agent
                                   and as a Lender

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   LENDERS:


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: /s/ Wm. C. Many
                                      --------------------------------------
                                   Title:  First Vice President
                                          ----------------------------------


                                   U.S. BANCORP AG CREDIT, INC

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


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

                                   AGENT:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as Agent
                                   and as a Lender

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   LENDERS:


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                   By: /s/
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   U.S. BANCORP AG CREDIT, INC

                                   By: /s/
                                      --------------------------------------
                                   Title:  Vice President
                                          ----------------------------------

                                    CONSENT

Dated as of June___, 1999

         The undersigned, as Guarantor under its respective Guaranty dated as of May 19, 1998 (with respect to each such Guarantor, its "Guaranty") in favor of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH, hereby consents to the foregoing amendment dated as of the date' hereof and hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said amendment, all references in its Guaranty to the Credit Agreement referred to in the said amendment, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the said amendment.


                                   DEL MONTE FRESH PRODUCE (UK) LTD.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   WAFER LIMITED

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE FRESH PRODUCE
                                   INTERNATIONAL INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE FRESH PRODUCE N.A., INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   FRESH DEL MONTE PRODUCE INC.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------

                                   GLOBAL REEFER CARRIERS LTD.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   FRESH DEL MONTE PRODUCE, N.V.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   FRESH DEL MONTE PRODUCE, B.V.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   FRESH DEL MONTE PRODUCE (ASIA-PACIFIC)
                                   LIMITED

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   CLAVERTON LIMITED

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE BVI LIMITED

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------



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

                                   COMPANIA DE DESARROLLO BANANERO
                                   DE GUATAMALA, S.A.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   DEL MONTE FRESH PRODUCE COMPANY

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------


                                   CORPORACION DE DESSARROLLO
                                   AGRICOLA DEL MONTE, S.A.

                                   By: /s/ John F. Inserra
                                      --------------------------------------
                                   Title:
                                          ----------------------------------

                                                                    SCHEDULE I

                         COMMITMENTS AND LENDING OFFICES

                                                                         DOMESTIC                         EURODOLLAR
 LENDER                                          COMMITMENT           LENDING OFFICE                    LEADING OFFICE
----------------------------------------------------------------------------------------------------------------------------------
 Cooperatieve Centrale Raiffeisen-           $66,516,594.76  245 Park Avenue                    245 Park Avenue
 Boerenleenbank B.A., "Rabobank                              New York, New York 10167           New York, New York 10167
 Nederland", New York Branch
----------------------------------------------------------------------------------------------------------------------------------
 First Union National Bank                   $44,596,133.40  200 S. Biscayne Boulevard          200 S. Biscayne Boulevard
                                                             Miami, Florida 33131               Miami, Florida 33131
----------------------------------------------------------------------------------------------------------------------------------
 Nationsbank NA                              $41,768,634.78  901 Main Street                    901 Main Street
                                                             Dallas, Texas 75202                Dallas, Texas 75202
----------------------------------------------------------------------------------------------------------------------------------
 Harris Trust And Savings Bank               $34,872,483.02  111 West Monroe Street             111 West Monroe Street
                                                             Chicago, Illinois 60603            Chicago, Illinois 60603
----------------------------------------------------------------------------------------------------------------------------------
 Wachovia Bank N.A                           $40,000,000.00  191 Peachtree Street               191 Peachtree Street
                                                             Atlanta, Georgia 30303             Atlanta, Georgia 30303
----------------------------------------------------------------------------------------------------------------------------------
 The Fuji Bank, Limited                      $18,551,335.94  Two World Trade Center,            Two World Trade Center
                                                             79th Floor                         79th Floor
                                                             New York, New York 10048           New York, New York 10048
----------------------------------------------------------------------------------------------------------------------------------
 ABN AMRO Bank N.V. New York                 $23,562,488.52  500 Park Avenue,                   500 Park Avenue
 Branch                                                      New York, New York 10022           New York, New York 10022
----------------------------------------------------------------------------------------------------------------------------------
 Deutsche Financial Services                 $30,000,000.00  3225 Cumberland Blvd.              3225 Cumberland Blvd
                                                             Atlanta Georgia 30339              Atlanta Georgia 30339
----------------------------------------------------------------------------------------------------------------------------------
 Banque Francaise De L'Orient                $22,500,000.00  30 Avenue George V 75008,          30 Avenue George V 75008,
                                                             Paris, France                      Paris, France
----------------------------------------------------------------------------------------------------------------------------------
 Agfirst Farm Credit Bank                    $20,000,000.00  1401 Hampton Street                1401 Hampton Street
                                                             Columbia, South Carolina 29202     Columbia, South Carolina 29202
----------------------------------------------------------------------------------------------------------------------------------
 Barclays Bank, PLC                          $18,800,000.00  222 Broadway                       222 Broadway
                                                             Now York, New York 10038           New York, New York 10038
----------------------------------------------------------------------------------------------------------------------------------
 Banque Nationale de Paris, Chicago          $14,585,475.58  209 S. LaSalle Street              209 S. LaSalle Street
 Branch                                                      Chicago, Illinois 60604            Chicago, Illinois 60604
----------------------------------------------------------------------------------------------------------------------------------
 Christiania Bank OG Kreditkasse              $9,424,995.41  11 W 42nd Street, 7th Floor        11 W 42nd Street 7th Floor
 ASA, New York Branch                                        New York, New York 10036           New York, New York 10036
----------------------------------------------------------------------------------------------------------------------------------
 Union Bank Of California, N.A.              $14,137,493.11  550 S. Hope Street                 550 S. Hope Street
                                                             Los Angeles, California 90071      Los Angeles, California 90071
----------------------------------------------------------------------------------------------------------------------------------
 Suntrust Bank Central Florida, N.A.         $19,585,475.58  200 South Orange Avenue            200 South Orange Avenue
                                                             Orlando, Florida, 32801            Orlando, Florida 32801
----------------------------------------------------------------------------------------------------------------------------------
 US Bancorp Ag Credit                        $20,000,000.00  950 17th Street                    950 17th Street
                                                             Denver, Colorado                   Denver, Colorado
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL COMMITMENT                           $438,901,110.00
----------------------------------------------------------------------------------------------------------------------------------